RumbleON

Disclaimer

This presentation is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of SmartServer Inc. D/B/A as RumbleON ("Company") or any of Company's affiliates' securities (as such term is defined under the U.S. Federal Securities Laws). The information contained in this presentation is provided on the understanding that it will be held in strict confidence and not be disclosed to third parties without the prior written consent of the Company.

This presentation includes financial forecasts, projections, and other forward-looking statements regarding the Company, its business and prospects. This forward-looking information is based on assumptions and expectations which, while considered reasonable by the Company and its management as of the date of this presentation, are subject to risks, uncertainties, and other factors that may cause actual results and performance to materially differ from results or performance expressed or implied by the forward-looking statements. The Company assumes no obligation to update the information in this presentation, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements, information and estimates contained herein are based on information that the Company believes to be reliable as of today's date, but the Company cannot assure you that such statements, information or estimates are complete or accurate.

Without limiting the foregoing, the inclusion of the financial projections in this presentation should not be regarded as an indication that the Company considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the Securities Exchange Commission, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, or with U.S. generally accepted accounting principles. Neither the Company's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that the Company's management believes are reasonable, the Company provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved.

RumbleON Overview

- Founded in summer 2016 by Marshall Chesrown and Steve Berrard
  - Previous founder and/or leadership roles with Vroom, Inc., AutoNation and other vehicle retailers
  - Apply deep experience acquired in disruptive automotive ventures to powersports vertical
- Smart Server public shell acquired in June 2016
  - Decision made to implement RumbleON concept utilizing Smart Server
  - November capital raise accomplished thru Smart Server private placement - $2.7MM in two tranches
- Signed agreements to acquire NextGen for $4.75MM and partner on systems development with Halcyon Technologies for technology platform – January 2017
  - 2nd tranche financing accelerated to fund cash portion of acquisition
- Board appointments, name change to RumbleON Inc. announced – January 2017
- Expect to ramp operations Q1 2017

RumbleON Overview

- Disruptive e-commerce marketplace platform for pre-owned recreation vehicles
  - Sector lacks updated e-commerce model that exists in automotive and other sectors
  - Large addressable market of vehicles / transactions
  - Initial focus on Harley brand - scalable across other brands and vehicle types
- Provides consumers and dealers the ability to Buy-Sell-Trade-Finance
- Marketplace model facilitates acquisition of vehicles at attractive prices
  - Multiple acquisition channels – Consumer, dealer, auction, lender
- Synergistic relationship with dealers allows for highly scalable capital and infrastructure light operating model
  - Dealer leveraged inspection, reconditioning and distribution operating model
- Proprietary technology platform drives efficient operations
  - Halcyon – experienced vehicle industry technology development partner
  - Provides integrated appraisal, inventory management, CRM, prospecting, lead and call center management, equity mining and reporting
- Financial model highlights scalability and rapid revenue to profit ramp driven by strong margin opportunity and operating efficiencies

RMBL Leadership

- **Marshall Chesrown – Chairman of the Board and CEO**
  - 35+ years in automotive retail and finance
  - Founder, COO and Director of Vroom, Inc, SVP of Retail Operations for AutoNation, President of the Chesrown Automotive Group, Dealer Partner for the Van Tuyl Group.
- **Steven R. Berrard –Board Member and CFO**
  - 35+ year career in high growth public companies
  - Co-Founder and Co-CEO of AutoNation; CEO of Blockbuster Entertainment Group; President; CEO of Swisher Hygiene; CEO and Chairman of Jamba
  - Boards - Walter Investment Management Corp. (Current), Vroom Inc., Viacom, AutoNation Boca Resorts, Birmingham Steel, Blockbuster Entertainment Group, Republic Industries, HealthSouth, Spelling Entertainment, and Swisher Hygiene
- **Kevin Westfall – Board Member**
  - 30+ years in automotive retail and Finance operations
  - Executive roles include Senior Vice President of Sales and Senior Vice President of Automotive Finance at AutoNation, founder of BMW Financial Services, President of World Automotive Imports and Leasing and Retail Lease Manager of Chrysler Credit Corporation.
- **Denmar J. Dixon – Board Member**
  - 30+ years of experience in Investment Banking, Finance and Operations
  - Previously Vice Chairman of the Board and CEO, Chief Investment Officer and EVP of Walter Investment Management Corp.; Global Head of Basic Industries Group for Banc of America Securities
- **Mitch Pierce – Board Member**
  - 35+ years of experience in automotive retailing
- **Kartik Kakarala – Board Member (upon completion of acquisition)**
  - CEO of Halcyon Technologies, a 280+ person technology development company focused on retail automotive, utility, healthcare, travel, infrastructure, insurance and finance and banking industries, with development offices in India.
  - Owned and sold, or developed as work, for hire leading applications including Red Bumper (purchased by CDK), 700 Credit, AimData, and the True Car vehicle purchase program

Harley-Davidson Is The Starting Point

- **Dominant brand in the motorcycle market**
- **Large installed base of owners generating significant transaction volume**
- **H-D is investing in driving brand awareness and encouraging new ridership**
- **Significant synergy with H-D dealer network**
  - RumbleON provides enhanced revenue opportunities
  - Efficiently accelerates dealer online marketing strategy and lead generation
  - Pre-owned purchase and sales not emphasized
- **Logical correlated extension to next brands provides significant additional market opportunity**

Registrations (650+cc)*

Manufacturer	Units	Share
Harley-Davidson	3,345,183	52.4%
Honda	1,032,071	16.2%
Yamaha	515,650	8.1%
Suzuki	484,524	7.6%
Kawasaki	409,037	6.4%
BMW	159,671	2.5%
Triumph	110,432	1.7%
Ducati	89,340	1.4%
Victory (*Polaris*)	80,012	1.3%
Can-Am	51,362	0.8%
Buell (*H-D*)	29,637	0.5%
Indian (*Polaris*)	28,054	0.4%
Others	45,824	0.7%
Total	**6,380,797**	**100.0%**

**Jan 2016, IHS Automotive, sourced from state registration data*

Harley-Davidson Is The Starting Point

- Approximately $4.0B[1] (400K units) of used Harley transactions annually
- Majority are peer-to-peer and not consumer friendly
  - Effort required to list across various sites
  - Timing/scheduling strangers to visit house
  - Limited / local pool of potential buyers
  - Uncertainty of closing / funding
  - Difficulty in securing 3rd party financing
  - Documentation and logistics complications
- Significant opportunity for transaction finance and related product fee revenue
- Expansion to other brands offers similar benefits and opportunity


175K New Units to Dealers
175K New Units to Consumer
Consumer Harley–Davidson Pre-Owned 3 Million Units
Consumer 250K Units
Dealer 125K Units
Lender/Auction 25K Units
Consumer 400K units

1) Assumes $10,000 average transaction price
2) Based on Harley-Davidson published information and management estimates

Key Investment Highlights

- Management team with deep experience in vehicle, online and growth operating strategies
- Disruptive platform centered in attractive market opportunity with little competition
- Operating model highly scalable on capital and infrastructure light basis
- Multiple revenue opportunities from vehicle sales, finance and related products
- Proprietary technology platform acquired and developed in partnership with experienced partner
- Financial model highlights scalability and rapid revenue to profit ramp driven by strong margin opportunity and operating efficiencies

Thank You